UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by Registrant [X]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

(Name of Registrant as Specified In Its Charter)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

303-623-2577

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

125 West 55th Street

New York, NY 10019

(800) 910-1434

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 21, 2012

To the Stockholders of Macquarie Global Infrastructure Total Return Fund Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Macquarie Global Infrastructure Total Return Fund Inc., a Maryland corporation (the “Fund”), will be held at the offices of the Fund, 125 West 55th Street, 22nd Floor, New York, NY 10019, on June 21, 2012, at 9:00 a.m., local time, for the following purposes:

1.	To consider and vote upon the election of one (1) Class I Director of the Fund to serve until the 2015 Annual Meeting of Stockholders or until his successor is duly elected and qualifies (Proposal 1);

2.

If properly presented at the Meeting, to consider and vote upon the stockholder proposal presented under the heading “Stockholder Proposal” in the Proxy Statement accompanying this Notice (Proposal 2); and

3.	To consider and vote upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

YOUR VOTE AT THIS YEAR’S MEETING IS EXTREMELY IMPORTANT. A dissident stockholder group has announced its intention to nominate a separate director for election to the Board at the Meeting. In addition, Robert H. Daniels, a member of the dissident stockholder group and the group’s likely director nominee, submitted the proposal included in this Proxy Statement as Proposal 2, which the Board of Directors strongly opposes.

The Fund’s Board of Directors unanimously recommends that you vote for the election of the Board’s nominee listed on the enclosed [WHITE] proxy card [and against the dissident stockholder group’s director nominee] and Proposal 2. The Directors believe that Gordon A. Baird, the Board’s nominee and an experienced director of the Fund, will best serve the interests of the Fund and its stockholders.

The Fund’s Board of Directors has fixed the close of business on April 27, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED

[WHITE] PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE DO NOT SIGN ANY [COLOR] PROXY CARD THAT MAY BE PROVIDED BY THE DISSIDENT STOCKHOLDER GROUP. IF YOU HAVE PREVIOUSLY RETURNED A [COLOR] PROXY CARD, YOU MAY CHANGE YOUR VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED [WHITE] PROXY CARD.

The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact the Fund at 1-800-910-1434.

By Order of the Board of Directors
John H. Kim
Secretary
Macquarie Global Infrastructure Total Return Fund Inc.

New York, NY

Dated: May     , 2012

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

ANNUAL MEETING OF STOCKHOLDERS

June 21, 2012

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board,” and each such member, a “Director”) of Macquarie Global Infrastructure Total Return Fund Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund to be held on June 21, 2012, at 9:00 a.m., local time, at the offices of the Fund, 125 West 55th Street, 22nd Floor, New York, NY 10019, and at any adjournments or postponements thereof (the “Meeting”). A Notice of Annual Meeting of Stockholders and a proxy card accompany this Proxy Statement, and are first being mailed to stockholders on or about May     , 2012.

In addition to the solicitation of proxies by mail, officers of the Fund (the “Officers”) and officers and regular employees of Computershare Shareholder Services LLC (formerly BNY Mellon Shareowner Services) (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare, ALPS Fund Services, Inc., the Fund’s administrator, or other representatives of the Fund also may solicit proxies by telephone, Internet or in person. In addition, the Fund has retained [AST Fund Solutions, LLC] to assist in the solicitation of proxies for an estimated fee of [            ] plus reimbursement of expenses. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund.

COPIES OF THIS PROXY STATEMENT AND THE FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2011, ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 125 WEST 55TH STREET, NEW YORK, NY 10019 OR BY CALLING THE FUND AT 1-800-910-1434 OR VIA THE INTERNET AT WWW.MACQUARIE.COM/MGU.

[THIS IS A VERY IMPORTANT ANNUAL MEETING OF STOCKHOLDERS OF THE FUND

A dissident stockholder group has announced its intention to nominate a separate director for election to the Board at the Meeting. In addition, Robert H. Daniels, a member of the dissident stockholder group and the group’s likely director nominee, has submitted Proposal 2 included in this Proxy Statement, which the Board of Directors strongly opposes. Your Board strongly believes that Gordon A. Baird, the Board’s nominee and an experienced director of the Fund, will best serve the interests of the Fund and its stockholders.

Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote for your Board’s nominee by promptly signing, dating and returning the enclosed [WHITE] proxy card.]

At the Meeting, the person(s) named as proxy holders on the enclosed proxy card will cast all the votes they are entitled to cast pursuant to validly executed and timely returned proxy cards. Such votes will be cast in accordance with the instructions marked on the proxy cards. If no instructions are marked on a proxy card, the proxy holders will cast such votes FOR the election of the nominee for Director (Proposal 1), AGAINST the stockholder proposal (Proposal 2) and in their discretion as to any other business that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his, her or its votes in person, or by submitting a letter of revocation or a later-dated proxy to the Secretary of the Fund at the above address prior to the date of the Meeting. A quorum of stockholders is constituted by the presence in person or by proxy of the holders of common stock, par value $0.001 per share (the “Common Stock”), of the Fund entitled to cast a majority of the votes entitled to be cast at the Meeting. If a quorum is not present at the Meeting, the Chairman of the Meeting may adjourn the Meeting to permit the further solicitation of proxies to attain a quorum. If a quorum is present, the person(s) named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

BROKER NON-VOTES AND ABSTENTIONS

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon is required to elect the Nominee as the Class I Director, as described in Proposal 1. The affirmative vote of the holders of a majority of the votes cast at the Meeting, assuming the presence of a quorum, is required for the approval of the stockholder proposal described in Proposal 2. Proposal 2 is a nonbinding stockholder advisory vote and, if approved, would serve only as a recommendation to the Fund’s Board of Directors.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request instructions from such customers and clients prior to the Meeting on how to vote their shares. The Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, without instructions from their customers and clients, grant authority to give a proxy to vote on routine matters, including the uncontested election of directors, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, the NYSE also provides that in non-routine matters a broker member may not authorize any proxy without instructions from the customer. Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters are called “broker non-votes.”

In the event that there are no routine matters to be voted on, there will be no broker non-votes and shares held in street name for which voting instructions have not been received will be treated identically to shares held by a record holder who does not appear at the meeting in person or by proxy, i.e., the holder of those shares is not present for purposes of a quorum. Abstentions will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

For the purpose of electing the Nominee (Proposal 1), the failure to return a properly executed [WHITE] proxy card or otherwise authorize a proxy, an abstention or a broker non-vote, if any, will have the same effect as a “withhold” vote. For the purpose of Proposal 2, the failure to return a properly executed proxy card or otherwise authorize a proxy, an abstention or a broker non-vote, if any, will have no effect on the proposal.

Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report for the period ending May 31, 2012.

The Board of Directors has fixed the close of business on April 27, 2012 as the “Record Date” for the determination of stockholders entitled to notice of and to vote at the Meeting and all adjournments and postponements thereof.

The Fund has one class of stock: Common Stock. The holders of Common Stock are each entitled to one vote for each full share and a proportionate fraction of a vote for each fractional share held. As of the Record Date, there were [            ] shares of Common Stock issued and outstanding.

This Proxy Statement is being provided to the holders of Common Stock of the Fund as of the Record Date. The following table shows, as of the Record Date, the ownership of Common Stock by person(s) or organizations known to the Fund to be either the record or beneficial owners of more than 5% of the Fund’s outstanding Common Stock.

Name & Address	Percentage of Common Stock Held	Total Common Stock Owned
[ ]	%	[ ]

The Board of Directors knows of no business to be presented for consideration at the Meeting other than what is described in Proposal 1 and Proposal 2 in the Notice of Meeting. If any other matter is properly presented at the Meeting, it is the intention of the person(s) named in the enclosed proxy to vote in accordance with their discretion.

In order that your shares of Common Stock may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL 1: TO ELECT ONE (1) CLASS I DIRECTOR OF THE FUND

Nominee for the Board of Directors

The Board of Directors is divided into three classes of Directors serving staggered three-year terms. The current terms of the Class I, Class II and Class III Directors will expire in 2012, 2013 and 2014, respectively, and when their successors are duly elected and qualify. Each year, one class of Directors will be nominated by the Board of Directors for election by the Fund’s stockholders. The current Class I Director, Gordon A. Baird (the “Nominee”), has been nominated by the Board of Directors to serve as Class I Director for a three-year term to expire at the Fund’s 2015 Annual Meeting of Stockholders and until his successor has been duly elected and qualifies.

Unless authority is withheld, it is the intention of the person(s) named in the enclosed proxy to vote the proxy “FOR” the election of the Nominee named above. The Nominee has consented to serve as Director if elected at the Meeting. If the Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the person(s) named therein to vote in favor of a substitute nominee or nominees.

The Fund has received notice from a dissident stockholder group of its intent to nominate a separate candidate for election to the Board at the Meeting. [As of the date of this Proxy Statement, the dissident stockholder group has not filed the legally required proxy statement with the Securities and Exchange Commission (the “SEC”) with respect to the Meeting, and it is not known whether the dissident stockholder group will make such required filing or prepare and mail proxy materials to solicit your vote in favor of the alternate nominee. As discussed more fully below, the Nominating and Corporate Governance Committee of the Board has decided NOT to recommend to the Board that the individual named in the dissident stockholder group’s notice (who is the same individual that submitted Proposal 2 in this Proxy Statement) be nominated by the Board.]

The Nominating and Corporate Governance Committee is responsible for evaluating candidates for membership on the Board and recommending proposed nominees for consideration by the full Board. In determining to recommend the re-election of Gordon A. Baird, the current Class I Director, the Nominating and Corporate Governance Committee considered the qualifications of the candidate expected to be proposed to be nominated by the dissident stockholder group and the likelihood that the dissident stockholder group and its expected nominee may not share the interests of other long-term investors in the Fund. The Fund’s Board concluded that re-election of Mr. Baird is in the best interests of the Fund and its stockholders because he will fairly and objectively consider the interests of all stockholders in determining the future direction of the Fund. The Board unanimously recommends that stockholders vote for the re-election of Mr. Baird.

Information About Directors and Officers

The table below presents information about the existing Directors (including the Nominee) and Officers, including information relating to their respective positions with the Fund, their principal occupations and other board memberships during the past five years, if any.

Name, Position Held With Fund, Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupations and Other Board Memberships During Past Five Years
Non-Interested Directors(3)/Nominee
Gordon A. Baird Class I Director Age: 43	Since July 2005 Term expires 2012

Mr. Baird is an advisor to Thomas H. Lee Partners, L.P. (a Boston-based private equity firm) and had been Chief Executive Officer and member of the Board of Directors of Paramax Capital Partners LLC (investment management firm), 2003 – 2011.

Thomas W. Hunersen Class II Director Age: 53	Since July 2005 Term expires 2013

Mr. Hunersen is Group Executive – Corporate Development at Anglo Irish Bank Corporation (state-owned bank based in Ireland), Dublin, Republic of Ireland. Previously, he managed CKW Associates, Inc. (investment and consulting company), 2006 – 2009; Head of Strategy Projects – North America, Global Wholesale Banking – Bank of Ireland (commercial Irish bank), Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc. (computer game company), Natick, Massachusetts, 2001 – 2003; and Executive Vice President, General Manager and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.

Chris LaVictoire Mahai Class III Director Age: 56	Since July 2005 Term to expire 2014	Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.

Interested Director(4)
Brad Frishberg Class III Director	Since January 2011 Term to expire 2014	Mr. Frishberg has been Managing Director and Chief Investment Officer of

Name, Position Held With Fund, Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupations and Other Board Memberships During Past Five Years
Age: 45		Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management, 2000 – 2008.

Name, Position Held With Fund, Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupations During Past Five Years
Officers
Brad Frishberg Chief Executive Officer and President Age: 45	Since May 2010	Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management, 2000 – 2008.

James Blake Chief Compliance Officer Age: 49	Since February 2011	Mr. Blake is an Associate Director for Macquarie Bank Limited (February 2011 – present); previously, he was a Senior Compliance Officer for Delaware Management Business Trust, a subsidiary of Macquarie Group Limited (August 2001– January 2011).

John H. Kim Chief Legal Officer and Secretary Age: 41	Since January 2011	Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Funds Group (June 2009 – Present); previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG (April 2001 – June 2009).

Meredith Meyer Chief Financial Officer and Treasurer Age: 39	Since January 2011	Ms. Meyer has been a Vice President of Macquarie Funds Group since June 2009 and served as Manager of Macquarie Funds Group from 2007 to 2009. She also has served as the Chief Operating Officer of Macquarie Capital Investment Management, LLC since 2009. Previously, she was Vice President at Marsh & McLennan Companies from 2003 to 2006.

(1) Address: 125 West 55th Street, New York, NY 10019.

(2) The Fund commenced operations on August 26, 2005.

(3) The non-interested Directors are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and are collectively referred to herein as “Non-Interested Directors.” Each Non-Interested Director is a member of the Audit Committee and the Nominating and Corporate Governance Committee, the only standing committees of the Board of Directors.

(4) The Fund considers Mr. Frishberg to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act, based on his position with Macquarie Capital Investment Management LLC (“MCIM”) and affiliates of MCIM.

QUALIFICATIONS OF BOARD OF DIRECTORS

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review and to evaluate, question and discuss information provided to them, to interact effectively with other Directors, MCIM, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s business, consulting, public service and/or academic positions; experience from serving as a board member of the Fund, other investment funds, public companies or non-profit entities or other organizations. Each Director’s ability to perform his/her duties effectively also has been enhanced by education and professional training. The charter for the Board’s Nominating and Corporate Governance Committee contains certain other factors considered by the Committee in identifying and evaluating potential Director nominees. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that support the conclusion that each person should serve as a Director.

Gordon A. Baird. Since 2011, Mr. Baird has been an advisor to Thomas H. Lee Partners L.P., a Boston-based private equity firm. Prior to his involvement with Thomas H. Lee Partners L.P., from 2003 to 2011, Mr. Baird had been the Chief Executive Officer and Member of the Board of Directors of Paramax Capital Partners LLC, an asset management firm specializing exclusively in the financial services industry. Prior to this, Mr. Baird worked as a private equity analyst in the investment management group at State Street Bank and Trust Company and the ABS securitization group at State Street Capital Corporation. Additionally, Mr. Baird is a member of the New York Securities Analyst Society and the Association for Investment Management and Research and is a Chartered Financial Analyst.

Thomas W. Hunersen. Mr. Hunersen is the Group Executive – Corporate Development at Anglo Irish Bank Corporation. From 2006 to 2009, he managed CKW Associates, Inc., an investment and consulting company. Additionally, in 2004, he served as the Head of Strategy Projects – North America, Global Wholesale Banking – Bank of Ireland. From 2001 to 2003, he served as the Chief Executive Officer of Slingshot Game Technology Inc. Finally, from 1987 to 2001 with National Australia Bank Limited in Melbourne, London and New York, he was Executive Vice President, General Manager and Global Head of Energy & Utilities. Mr. Hunersen has extensive expertise in corporate finance, as well as restructuring and business development.

Chris LaVictoire Mahai. Since 1999, Ms. Mahai has been the Owner/Managing Member/Partner of Aveus, LLC, a global strategy and operational change firm. She previously served on the boards of several private businesses and non-profit organizations. She is an active investor in women-owned and -led businesses and has over 35 years’ experience in leading, developing and implementing business and marketplace strategies. During her corporate career, Ms. Mahai held several senior-level positions at both public and private companies.

Brad Frishberg. Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Prior to joining Macquarie Funds Group, Mr. Frishberg was managing director and U.S. equity portfolio manager at J.P. Morgan Asset Management, where over a period of 13 years he was responsible for managing portfolios and businesses in London, Tokyo and New York. Mr. Frishberg has more than 20 years of asset management experience.

Directors – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Thomas W. Hunersen, a Non-Interested Director, to serve in the role of Chairman. The Chairman presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, Officers, counsel and other Directors on a wide variety of matters, including scheduling agenda items for Board meetings. The designation as Chairman does not impose on the Chairman any obligations or standards greater than or different from other Directors.

The Board meets in-person at regularly scheduled quarterly meetings each year. Furthermore, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As discussed below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. To assist Non-Interested Directors in evaluating matters under federal and state law, the Non-Interested Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Fund counsel and MCIM’s counsel. Counsel to the Non-Interested Directors, to the Fund and

to MCIM have significant experience advising funds and fund Directors. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

All of the Fund’s Directors, other than Mr. Brad Frishberg, are Non-Interested Directors, and the Board believes they are able to provide effective oversight of the Fund’s service providers. The three Non-Interested Directors interact directly with senior management of MCIM at scheduled meetings and between meetings as appropriate. Non-Interested Directors have been designated to chair the Board, the Audit Committee and the Nominating and Corporate Governance Committee. In addition, from time to time, Non-Interested Directors may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Board.

The Board has determined that its leadership structure is appropriate in light of the Board’s size and the cooperative and dynamic working relationship among the Non-Interested Directors. In addition, the Board’s leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure, as well as its overall structure, composition and functioning, and may make changes at its discretion at any time.

The Fund’s operations entail a variety of risks, including investment, administration, valuation and a range of compliance matters. Although MCIM and the Officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and any working groups. As part of general oversight, the Board and the Chairman regularly interact with and receive reports from senior personnel of service providers, including the Fund’s and MCIM’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of all Non-Interested Directors) meets during its regularly scheduled meetings and between such meetings, and the Audit Committee Chair maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of MCIM regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation and credit. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time. In addition, MCIM and other service providers to the Fund have adopted a variety of controls, policies and procedures designed to address particular risks to the Fund.

Beneficial Ownership of Stock Held in the Fund for Each Director (including the Nominee)

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each of the Fund’s existing Directors (including the Nominee).

Name of Directors/Nominee	Dollar Range of Equity Securities Held in the Fund(1)
Non-Interested Directors/Nominee
Gordon A. Baird	$1 - $10,000
Thomas W. Hunersen	$1 - $10,000
Chris LaVictoire Mahai	$1 - $10,000
Interested Director
Brad Frishberg	$10,001 - $50,000

(1) This information has been furnished by each Director (including the Nominee) as of December 31, 2011. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

[The Directors (including the Nominee) and the Officers, in the aggregate, own less than 1% of the Fund’s outstanding shares of Common Stock as of the Record Date.]

Compensation of Directors

As of November 30, 2011, the Chairperson of the Fund receives an annual retainer of $43,750 for his or her services to the Fund, and each other Non-Interested Director of the Fund receives an annual retainer of $35,000 for his or her services to the Fund. In addition, each Non-Interested Director receives a fee of $2,500 for each in-person Board meeting attended and $1,500 for each telephonic Board meeting attended. The table below sets forth certain information regarding the compensation of the Fund’s Directors for the fiscal year ended November 30, 2011. Directors and Officers of the Fund who are employed by MCIM or its affiliates receive no compensation or expense reimbursement from the Fund. During the fiscal year ended November 30, 2011, the Directors of the Fund met nine times. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he or she is a member.

Compensation Table For The Fiscal Year Ended November 30, 2011

Name of Person and Position(1)	Aggregate Compensation Paid From the Fund(3)
Non-Interested Directors/Nominee
Gordon A. Baird, Director	$51,500
Thomas W. Hunersen, Director	$62,752
Chris LaVictoire Mahai, Director	$55,500
Interested Director
Brad Frishberg, Director(2)	None

(1) Mr. Charles Wheeler resigned from the Board as of January 18, 2011. During the fiscal year ended November 30, 2011, Mr. Wheeler received no compensation or expense reimbursement from the Fund.

(2) As an employee of MCIM or of affiliates of MCIM, Mr. Frishberg did not receive compensation or expense reimbursement from the Fund during the fiscal year ended November 30, 2011. Mr. Frishberg began serving as Director as of January 18, 2011.

(3) The Fund is not part of a fund complex or group, and, accordingly, the Directors do not serve on the board of any other registered investment company in a complex or group with the Directors. Retirement and/or pension benefits are not offered as part of the compensation for Directors.

Audit Committee

The Board of Directors has an Audit Committee composed of the three Non-Interested Directors who (a) are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act, (b) are “independent” as defined in the NYSE listing standards and (c) meet any other applicable requirements of the SEC and other applicable rules and regulations. The members are Ms. Chris LaVictoire Mahai and Messrs. Thomas W. Hunersen and Gordon A. Baird. The responsibilities of the Audit Committee include: (i) overseeing the performance of the Fund’s internal audit function, including the Fund’s internal control over financial reporting; (ii) overseeing the integrity of Fund’s financial statements and the independent audit thereof; (iii) overseeing or, as appropriate, assisting the Board of Directors’ oversight of, the Fund’s compliance with legal and regulatory requirements; and (iv) the appointment, compensation, performance, retention and oversight of the Fund’s independent registered public accounting firm. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the written Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Directors on January 19, 2012. A copy of the Charter is available on the Fund’s website at www.macquarie.com/mgu. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of the Fund’s stockholders.

The independent registered public accounting firm for the Fund reports directly to the Audit Committee. During the fiscal year ended November 30, 2011, the Audit Committee met four times.

Audit Committee Report

In performing its oversight function, at a meeting held on January 19, 2012, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Macquarie Global Infrastructure Total Return Fund, Inc., a Maryland corporation (the “Fund”) reviewed and discussed with management of the Fund and the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), the audited financial statements of the Fund as of and for the fiscal year ended November 30, 2011 and discussed the audit of such financial statements with PricewaterhouseCoopers.

In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers required by Statement of Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance, as currently modified or supplemented. At the October 18, 2011 meeting of the Board of Directors, the Audit Committee received from PricewaterhouseCoopers the written disclosures and statements required by the Securities and Exchange Commission independence rules and the letter required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, formerly Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, delineating relationships between PricewaterhouseCoopers and the Fund and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers.

As set forth above, and as more fully set forth in the charter of the Audit Committee (the “Charter”), the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or PricewaterhouseCoopers. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions with management and PricewaterhouseCoopers referred to above, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended November 30, 2011.

Submitted by the Audit Committee of the Fund’s Board of Directors

Dated: April 17, 2012

Chris LaVictoire Mahai

Gordon A. Baird

Thomas W. Hunersen

Nominating and Corporate Governance Committee

The Board of Directors has a Nominating and Corporate Governance Committee composed of the three Non-Interested Directors who (a) are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act, (b) are “independent” as defined in the NYSE listing standards, and (c) meet any other applicable requirements of the SEC and other applicable rules and regulations. The members are Ms. Chris LaVictoire Mahai and Messrs. Thomas W. Hunersen and Gordon A. Baird. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors individuals it believes to be qualified to become Board members in the event that a position is vacated or created. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s Non-Interested Directors, it may consider Director candidates recommended by stockholders as it deems appropriate.

Stockholders who wish to recommend a nominee should send nominations to the Fund’s Secretary and include biographical information and set forth the qualifications of the proposed nominee. See “Stockholder Proposals.” The Nominating and Corporate Governance Committee evaluates nominees from all sources using the same standards. The Board of Directors of the Fund has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available on the Fund’s website at www.macquarie.com/mgu.

The Nominating and Corporate Governance Committee believes that it is in the best interests of the Fund and its stockholders to obtain highly qualified candidates to serve as members of the Board. Furthermore, the Nominating and Corporate Governance

Committee believes that such Director needs to have the ability to critically review, evaluate, question and discuss information provided to him or her and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of his or her duties. The Nominating and Corporate Governance Committee shall evaluate each potential nominee to serve as a Director of the Fund, which evaluation shall include, at a minimum, to the extent required, compliance with the independence and other applicable NYSE listing standards, and all other applicable laws, rules, regulations and the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee’s charter. In nominating candidates, the Nominating and Corporate Governance Committee shall take into consideration such factors as it deems appropriate, including: (i) educational background, business and professional experience, character and integrity; (ii) individual qualities and attributes, including gender, race or national origin; (iii) whether or not the person has any criminal convictions or convictions involving the purchase or sale of a security; (iv) whether or not the person has been the subject of any order, judgment or decree of any federal or state authority finding that the individual violated any federal or state securities laws; (v) whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund; (vi) the nature of any business, charitable, financial or family relationships that might impair the individual’s independence; (vii) whether the individual is financially literate pursuant to the listing standards of the NYSE; (viii) whether the person serves on a board of, or is otherwise affiliated with, competing financial services organizations or their related investment company complexes; (ix) the person’s willingness to serve and ability to commit the time necessary to perform the duties of a Director of the Fund; and (x) whether the selection and nomination of the person is consistent with the Fund’s retirement policy, if any.

The Nominating and Corporate Governance Committee held two meetings during the fiscal year ended November 30, 2011.

Required Vote

The election of Mr. Baird as the Class I Director of the Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon. In the event no nominee for Class I Director receives the necessary vote, Mr. Baird will continue to serve as an elected Director.

THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF MR. BAIRD AS THE CLASS I DIRECTOR.

PROPOSAL 2: STOCKHOLDER PROPOSAL

The Fund has received a stockholder proposal from Robert H. Daniels, whose address and share ownership can be provided promptly upon written request, requesting that the Board take the proper steps to change the voting standard for Director elections, which has been in place and fully disclosed in the Fund’s prospectus, in each case since the Fund’s inception and prior to its initial public offering. Based on public SEC filings made subsequent to the Fund’s receipt of the stockholder proposal, Mr. Daniels revealed he has formed a stockholder group led by an activist investor with whom he has been allied in the past (at least four other closed-end funds). The activist investor, through hedge funds he manages, accumulates significant positions in closed-end funds and seeks to force fund management to take actions to allow the hedge funds to exit their positions at significant profit. In conversations with Fund management, the activist investor indicated that his preferred goal with respect to the Fund was, in fact, maximizing the hedge funds’ short-term profits, and liquidating their investment in the Fund as soon as practical. As noted earlier, the activist investor indicated the group’s intention to nominate Mr. Daniels as a Class I Director. As of the date of this Proxy Statement, the dissident stockholder group has not filed with the SEC the legally required proxy statement to solicit Fund stockholder proxies to vote for the election of Mr. Daniels at the Meeting.

If properly presented, the proposal below will be considered and voted on at the Meeting. Proposal 2 is a nonbinding stockholder advisory vote and, if approved, would serve only as a recommendation to the Fund’s Board of Directors. As required by the SEC, the text of the resolution and the supporting statement of the stockholder, for which the Fund accepts no responsibility, are included below exactly as submitted by the stockholder. The Board’s statement in opposition to this proposal follows immediately after the proposal.

FOR THE REASONS DISCUSSED BELOW, YOUR BOARD OF DIRECTORS STRONGLY SUPPORTS THE FUND’S MAJORITY VOTING POLICY AND THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THE STOCKHOLDER PROPOSAL.

Stockholder Proposal

RESOLVED: the Stockholders request that the Board take the necessary steps to amend the Bylaws so that when Board elections are contested, with more nominees than open seats, a plurality of the votes cast will be sufficient for election.

SUPPORTING STATEMENT OF STOCKHOLDER:

Our Fund has traded at a persistent discount to net asset value, averaging -16% for the last three years. This represents an unacceptable loss for all investors. MGU’s offering prospectus recognized that such discounts might not be in our interest. It told investors that the Board might consider “open market repurchases, tender offers for Common Shares or other programs intended to reduce the discount”, but gave “no guarantees or assurances” that the Board would act. Not surprisingly, our Board has failed to take any action to combat the discount, remaining inert despite the loss of value for stockholders that at one point reached an astounding market discount of -28.8%.

I believe that this indifference to stockholder concerns stems from undemocratic election procedures that protect incumbent Directors from competition. Our Fund’s current Bylaws, which only the Board can change, say that election of a Director requires the affirmative vote of an absolute majority of all shares outstanding, not just those present or voting by proxy. In contested elections, this participation level is virtually impossible to reach in closed-end funds. Accordingly, this undemocratic rule allows incumbents to stay in office even if they lose.

For example, suppose 45% of MGU’s stockholders vote for a challenger, 30% vote for an incumbent and 25% don’t return their proxies. The result is that no one has been elected, which means that the (defeated) incumbent can “hold over”, staying on the Board because no successor was chosen by over 50% of all outstanding shares. This discourages potential challengers, who know that they can be denied victory even if they win 60% or more of all ballots cast. This unfair rule may produce corporate election outcomes that disregard the will of stockholders.

There is a better way. The corporate governance guidelines of the Council of Institutional Investors (a nonprofit association representing pension funds and charities that together hold assets over $3 trillion) provide that: “In contested elections, plurality voting should apply.” RiskMetrics Group/ISS, a leading proxy advisory firm, agrees: a plurality vote standard should be used when there are more candidates than board seats. And since RiskMetrics/ISS is the firm that MGU’s own investment manager has hired to provide proxy voting recommendations for the companies in MGU’s portfolio, it is time for our Fund to bring its own procedures in line. Directors who respond to stockholder concerns do not need undemocratic protections, and MGU should uphold for itself the same governance standards it applies to the companies in which it invests.

Your vote for this resolution would serve as a “wake-up” call to the Board, and I respectfully ask for your support.

STATEMENT OF BOARD OF DIRECTORS IN OPPOSITION TO STOCKHOLDER PROPOSAL

      After careful and thoughtful consideration, the Board, including all of the Non-Interested Directors, has unanimously determined that the stockholder proposal is not in the best interests of the Fund or you, its stockholders. Accordingly, the Board recommends that you vote against this proposal.

      We have an excellent and qualified Board that is committed to the Fund and its long-term viability and to the Fund’s investment strategy focusing on global infrastructure investments. The Board believes that the Fund and its stockholders have been well served by the majority voting provision in the Fund’s Bylaws, and that the provision continues to provide the Fund and its stockholders with important benefits. Since its inception in 2005, the Fund has been offered to investors with a majority voting provision, which provides stability and continuity to the Fund’s oversight and governance, strengthens the independence and accountability of the Board, and ensures that all stockholders are considered in any Director election. With these elements in mind, the Board has considered the stockholder’s proposal and believes that the majority voting provision in the Fund’s Bylaws continues to be in the best interests of the Fund and its stockholders for the following reasons:

—

Original Fund Structure. The Fund was originally offered to investors with a majority voting provision as an integral part of its structure. The Board approved, and the Fund’s stockholders have historically embraced, the majority voting provision as an element of the closed-end fund structure, which is integral to properly implementing the Fund’s global infrastructure investment strategy.

—

Stability and Continuity. In accordance with the Fund’s Bylaws, each Director has from inception been elected by a majority of the Fund’s outstanding shares of Common Stock. The Board is structured this way to provide stability and continuity. That stability enhances long-term planning and has allowed the Fund to attract and retain highly qualified Directors who are familiar with the Fund, its business and investment strategy, who understand the complexities of global infrastructure investing, and who are able to exercise informed business judgment in the oversight of the Fund.

—

Enhanced Independence. Electing Directors by a vote of a majority of all of the Fund’s outstanding shares enhances the independence of Non-Intersted Directors by providing them with the ability to remain in office until a clear majority of all stockholders elects a new Director. This provides additional independence from Fund management as well as special interests groups who may have an agenda contrary to the long-term interests of all stockholders. As a result, Non-Interested Directors are able to make decisions that are in the best interest of the Fund, and not management or those special interests groups.

—

Accountability to Stockholders. The Board believes that the ability to vote for or against a Director in a context where every stockholder counts - as opposed to permitting a Director to be elected by significantly less than a majority of the Fund’s outstanding shares - increases the Director’s accountability to stockholders. The majority voting provision in the Fund’s Bylaws ensures that each Director is accountable to all of the Fund’s stockholders.

—

All Stockholders Are Considered. From inception, each Director has received an affirmative vote in excess of 80% of the Fund’s outstanding shares. The majority voting provision ensures that, prior to a new Director assuming office, that Director must receive a clear consensus of the majority of all the Fund’s outstanding shares of Common Stock. The Board is concerned that the stockholder’s proposal could adversely impact the Fund and its stockholders by lowering the standards required to elect a Director. In a situation where there is significant stockholder opposition to a particular Director or group of Directors, under the plurality vote standard proposed by the dissident stockholder group, a Director could be elected even though more votes were “withheld” from the Director than were cast “for” the Director.

The Nominating and Corporate Governance Committee, which is comprised entirely of Non-Intersted Directors, applies an appropriate set of criteria described in the Nominating and Corporate Governance Committee’s charter in evaluating Director nominees who it believes will best serve the interests of the Fund and its stockholders. As a result of these practices, the Fund’s stockholders have consistently elected, by a significant majority, highly qualified Directors, the majority of whom have been independent under standards adopted by the NYSE and SEC. The Fund also includes in its proxy materials information on how stockholders can submit proposals to the Board and communicate their views on potential Director nominees or other matters to the Board. Thus, we believe that the Fund already maintains appropriate mechanisms for electing an effective Board of Directors committed to the long-term interest of the Fund and its stockholders.

* * * * *

      It is important to note that stockholder approval of this proposal, which is advisory in nature, would not in itself change the voting standard for election of Directors. Approval of this proposal would advise the Board that a majority of the Fund’s stockholders voting on the proposal favor a change and would prefer that the Directors amend the Fund’s bylaws in accordance with the proposal.

      After careful consideration of this proposal, the Board has determined that retention of the majority voting standard in the Fund’s Bylaws for electing Directors remains in the best interests of the Fund and its stockholders. The Board believes that the benefits of a majority voting standard for Director elections do not come at the expense of Director accountability and that the Fund’s majority voting standard helps protect the Fund and its stockholders against special interests.

Required Vote

The approval of Proposal 2 would require the affirmative vote of the holders of a majority of the votes cast at the Meeting, assuming the presence of a quorum. Proposal 2 is a nonbinding stockholder advisory vote and, if approved, would serve only as a recommendation to the Fund’s Board of Directors.

FOR THE REASONS LISTED ABOVE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL.

Other Board Related Matters

The Fund has no formal policy regarding Director attendance at stockholder meetings and does not expect Directors or nominees for election as Directors to attend the Annual Meeting of Stockholders. Directors did not attend last year’s Annual Meeting of Stockholders.

The Board has established the following procedures in order to facilitate communications among the Board and the stockholders of the Fund and other parties.

Receipt of Communications

Stockholders may mail written communications to the full Board of Directors, to committees of the Board of Directors or to specified individual Directors in care of the Secretary of the Fund, 125 West 55th Street, New York, NY 10019.

Forwarding the Communications

All stockholder communications received by the Secretary will be forwarded promptly to the full Board of Directors, the relevant Board committee or the specified individual Director, as applicable, except that the Secretary may, in good faith, determine that a stockholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, board, officers, stockholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, CO 80202, has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending November 30, 2012. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended November 30, 2011. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Audit Fees: The aggregate fees billed in each of the fiscal years ended November 30, 2011 and November 30, 2010 for professional services rendered by PricewaterhouseCoopers for the audit of the Fund’s annual financial statements or services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements were $80,000 and $77,250, respectively.

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2011 and November 30, 2010 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under “Audit Fees” above were $4,349 and $6,363, respectively. These fees are for out-of-pocket expenses related to traveling to complete the registrant’s audit.

Tax Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2011 and November 30, 2010 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which includes the filing of federal and excise tax returns and preparation of state tax returns, were $62,250 and $63,450, respectively.

All Other Fees: There were no fees billed in each of the fiscal years ended November 30, 2011 and November 30, 2010 for products and services provided by PricewaterhouseCoopers, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

Non-Audit Fees: The aggregate non-audit fees billed by PricewaterhouseCoopers for services rendered to the Fund, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser (“affiliates”) that provides ongoing services to the Fund (“Covered Service Provider”) for the fiscal years ended November 30, 2011 and November 30, 2010 were $0 and $0, respectively.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and any Covered Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the 1934 Act. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Fund’s investment adviser and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, tax and other services described above for which PricewaterhouseCoopers billed the Fund fees for each of the fiscal years ended November 30, 2011 and November 30, 2010 were pre-approved by the Audit Committee.

THE INVESTMENT ADVISER AND ADMINISTRATOR

MCIM is the Fund’s investment adviser, and its business address is 125 West 55th Street, New York, NY, 10019.

ALPS Fund Services, Inc. is the administrator of the Fund, and its business address is 1290 Broadway, Suite 1100, Denver, CO 80203.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires the Officers and Directors of the Fund and persons who own more than 10% of the Fund’s Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Officers, Directors and greater than 10% stockholders of the Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms and amendments thereto furnished to it during or with respect to its most recent fiscal year and written representations from certain reporting persons, the Fund believes that all of its Officers, Directors, greater than 10% beneficial owners and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the Investment Company Act have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 21, 2012

The following materials relating to this Proxy Statement are available at www.macquarie.com/mgu:

—	this Proxy Statement;

—	the accompanying Notice of Annual Meeting of Stockholders; and

—	the Fund’s Annual Report for the fiscal year ended November 30, 2011.

Other Matters to Come Before the Meeting

The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so and has complied with the advance notice provisions of the Fund’s Bylaws. If, however, any other matters, including proposals to adjourn the Meeting, are properly brought before the Meeting, the person(s) named in the accompanying form of proxy will vote thereon in accordance with their discretion.

Delivery of Proxy/Householding

Only one copy of the Fund’s annual or semi-annual report or this Proxy Statement may be mailed to households, even if more than one person in a household is a stockholder of record, unless the Fund has received instructions to the contrary. If a stockholder needs an additional copy of an annual report or semi-annual report or this Proxy Statement, please contact the Fund at 1-800-910-1434. If any stockholder does not want the mailing of this Proxy Statement to be combined with those for other household members, please contact the Fund in writing at: 125 West 55th Street, New York, NY 10019 or call the Fund at 1-800-910-1434.

STOCKHOLDER PROPOSALS

The Fund’s Bylaws, as currently in effect, provide that, in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose other business for consideration at such meeting, written notice containing the information required by the Bylaws must be delivered to the Secretary of the Fund, at the Fund’s principal executive offices, not earlier than the 150th day nor later than 5:00 p.m. (Eastern Time) on the 120th day prior to the first anniversary of the date the proxy statement was released to stockholders for the preceding year’s annual meeting. Accordingly, unless the Fund’s 2013 annual meeting of stockholders is advanced or delayed more than 30 days from June 21, 2013, a stockholder nomination or proposal intended to be considered at the 2013 annual meeting must be received by the Secretary on or after [December 11, 2012], and prior to 5:00 p.m. (Eastern Time) on [January 9, 2013]. Additionally, under the rules of the SEC if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s proxy statement for its 2013 annual meeting of stockholders pursuant to Rule 14a-8 under the 1934 Act (“Rule 14a-8”), the Fund must receive it on or before January 9, 2013. Rule 14a-8 specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to this Rule. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.

IT IS IMPORTANT THAT PROXIES ARE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID

ENVELOPE OR IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD.

PROXY CARD	small barcode here
MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2012

The undersigned stockholder of Macquarie Global Infrastructure Total Return Fund Inc., a Maryland corporation (the “Fund”), hereby appoints [Meredith Meyer] and [Laura Martin], or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders (the “Meeting”) of the Fund, to be held at the offices of the Fund, 125 West 55th Street, 22nd Floor, New York, NY 10019, on June 21, 2012, at 9:00 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and of the accompanying Proxy Statement and revokes any proxy hereto fore given with respect to the Meeting.

NOTE: Please sign exactly as your name or names appear on this Proxy Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full II title as such. If the signer is a corporation, please sign in full corporate name by a duly authorized officer, giving full title as such. If the signer is a partnership, please sign in full partnership name by a duly authorized person, giving full title as such.

SIGNATURE	DATE

SIGNATURE (If held jointly)	DATE

Title - if a corporation, partnership or other entity

TOUCHTONE:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.	CONTROL NUMBER: 123456789112

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.	IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 21, 2012
INTERNET:	To vote via the Internet, go to www.proxyonline.us and enter the control number found on the right	THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: www.macquarie.com/mgu

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-7024. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	BAR CODE	CUSIP: 123456789

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.	PROXY CARD

    TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:   ☒

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: [x]

      The Board of Directors recommends that you vote FOR the following:

1.	To elect one (1) Class I Director of the Fund: Nominee: Gordon A. Baird	FOR ☐	WITHHOLD ☐
The Board of Directors recommends that you vote AGAINST proposal 2.
2.	Stockholder proposal presented under the heading “Stockholder Proposal” in the accompanying Proxy Statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	To consider and vote upon such other matters or postponements as may properly come before the Meeting or any adjournments or postponements thereof.

Your vote is important! Please sign and date the proxy/voting instructions card and return it promptly in the enclosed postage paid envelope so that your shares can be represented at the Meeting.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no instructions are marked on a proxy card, the proxy holders will cast such votes FOR the election of the nominee for Director (Proposal 1), AGAINST the stockholder proposal (Proposal 2) and in their discretion as to any other business that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

If you have any questions regarding the proxy material or voting your shares, please call 1(800)331-7024 toll-free between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday to speak with AST Fund Solutions, which is assisting in the solicitation of proxies.

THANK YOU FOR VOTING

Important Notice Regarding the Availability of the Proxy Materials for the Annual Meeting:

The Proxy Statement is available at: www.macquarie.com/mgu

TAG ID:	BAR CODE	CUSIP: 123456789